Exhibit 10.2
Second Amendment to
Fourth Amended and Restated Receivables Sale Agreement

This SECOND AMENDMENT (this “Amendment”) is entered into as of December 17, 2013 by and among:
(a) Rock-Tenn Company, a Georgia corporation (“Parent”),
(b) Rock-Tenn Company of Texas, a Georgia corporation, Rock-Tenn Converting Company, a Georgia corporation, Rock-Tenn Mill Company, LLC, a Georgia limited liability company, RockTenn - Southern Container, LLC, a Delaware limited liability company, PCPC, Inc., a California corporation, Waldorf Corporation, a Delaware corporation, RockTenn CP, LLC, a Delaware limited liability company, and RockTenn - Solvay, LLC, a Delaware limited liability company (each of the foregoing, an “Originator” and collectively, the “Originators”), and
(c) Rock-Tenn Financial, Inc., a Delaware corporation (“Buyer”), with respect to that certain Fourth Amended and Restated Receivables Sale Agreement, dated as of December 21, 2012, by and among Parent, the Originators and Buyer (as amended by that First Amendment to Fourth Amended and Restated Receivables Sale Agreement dated as of August 30, 2013, the “Existing RSA” which, as amended hereby, is hereinafter referred to as the “RSA”).
Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing RSA.
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend certain provisions of the Existing RSA.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.    Amendments.
1.1    Section 1.8(a) of the Existing RSA is hereby deleted in its entirety and replaced with the following:

“(a)    Upon ten (10) days’ advance written notice to the Buyer and Administrative Agent (as Buyer’s assignee), a Transferor may designate as Excluded Receivables all Originated Receivables (whether outstanding or arising on or after the effectiveness of such designation) relating to any designated Obligor; provided that immediately after giving effect to such designation (i) the Excluded Receivable Compliance Condition shall be satisfied and (ii) no Termination Event or Unmatured Termination Event shall exist; provided, further, that no such designation may be undertaken by a Transferor for reasons relating to the credit quality of the related Originated Receivables or in order to manipulate the pool characteristics of the Receivables; and provided, further that, with respect to the Obligors designated in the Notice of Excluded Receivables, dated as of November 15, 2013, no additional notice shall be required to designate as Excluded Receivables all Originated Receivables in respect of such Obligors, including those arising prior to the Cut-off Date immediately preceding the date of such notice.

The written notice contemplated by the preceding sentence shall be accompanied by an updated Monthly Report reflecting the exclusion of the Excluded Receivables for such newly designated Obligor outstanding as of the immediately preceding Cut-off Date.

If such designation includes Originated Receivables outstanding prior to the immediately preceding Cut-off Date (and therefore owned by the Buyer), then the Buyer may dispose of any such outstanding Excluded Receivables by sale or dividend to the related Transferor; provided, that any such sale shall be made without representations, warranties, covenants or indemnity. Upon any such disposition, Buyer agrees to execute such instruments of release and authorize the execution of such financing statements and amendments or terminations of existing financing statements as necessary to fully accomplish such release and disposition. For the avoidance of doubt, no Excluded Receivables that arise on or after the Cut-off Date prior to the date of such notice shall be deemed to have been sold to the Buyer under this Agreement.”

1.2    Exhibit I of the Existing RSA is hereby amended by deleting the words “and originated after the effective date designated under Section 1.8 in respect of such obligor” from the definition of “Excluded Receivable.”

2.    Representations.
2.1.    Each of the Originators and Parent represents and warrants to Buyer that it has duly authorized, executed and delivered this Amendment and that the Amendment constitutes, a legal, valid and binding obligation of such party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).
2.2.    Each of the Originators and Parent further represents and warrants to Buyer that, as of the Effective Date (as defined below), each of its representations and warranties set forth in Section 2.1 of the Existing RSA is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute a Termination Event or Unmatured Termination Event.
3.    Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon satisfaction of the following conditions precedent:
3.1    the Buyer and the Administrative Agent shall have received a counterpart hereof duly executed by each of the parties hereto; and

3.2    the Buyer shall have delivered to the Administrative Agent a written consent to this Amendment from the Agents under the Credit and Security Agreement as required by Section 7.1(g) thereof.
4.    Miscellaneous.
4.1.    Except as expressly amended hereby, the Existing RSA shall remain unaltered and in full force and effect, and each of the parties hereto hereby ratifies and confirms the RSA and each of the other Transaction Documents (as defined in the Credit and Security Agreement) to which it is a party.
4.2.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.
4.3.    EACH OF THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGES AND AGREES THAT IT HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PARTY PURSUANT TO THIS AGREEMENT AND SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY TRANSFEROR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY SUCH TRANSFEROR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH TRANSFEROR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE STATE OF NEW YORK.
4.4.    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment
4.5    The Buyer agrees to pay to the Administrative Agent’s counsel the reasonable fees and disbursements incurred by such counsel in connection with this Amendment promptly following receipt of the related invoice.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
ROCK-TENN COMPANY,
as Parent

By:     /s/ John D. Stakel
Name: John D. Stakel
Title: SVP and Treasurer
ROCK-TENN MILL COMPANY, LLC,
as Originator

By:     /s/ John D. Stakel
Name: John D. Stakel
Title: SVP and Treasurer
ROCKTENN - SOUTHERN CONTAINER, LLC,
as Originator

By:     /s/ John D. Stakel
Name: John D. Stakel
Title: SVP and Treasurer
ROCK-TENN COMPANY OF TEXAS,
as Originator

By:     /s/ John D. Stakel
Name: John D. Stakel
Title: SVP and Treasurer
ROCK-TENN CONVERTING COMPANY,
as Originator

By:     /s/ John D. Stakel
Name: John D. Stakel
Title: SVP and Treasurer

WALDORF CORPORATION,
as Originator

By:     /s/ John D. Stakel
Name: John D. Stakel
Title: SVP and Treasurer

PCPC, INC.,
as Originator

By:     /s/ John D. Stakel
Name: John D. Stakel
Title: SVP and Treasurer

ROCKTENN CP, LLC,
as Originator

By:     /s/ John D. Stakel
Name: John D. Stakel
Title: SVP and Treasurer

ROCKTENN - SOLVAY, LLC,
as Originator

By:     /s/ John D. Stakel
Name: John D. Stakel
Title: SVP and Treasurer

ROCK-TENN FINANCIAL, INC.,
as Buyer

By:     /s/ Bradley A. Hasten
Name: Bradley A. Hasten
Title: Assistant Secretary

Address:	504 Thrasher Street
Norcross, GA 30071
Attn: John D. Stakel
Telephone: (678) 291-7901
Facsimile: (770) 246-4642